UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2011

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 9, 2011, TCF Financial Corporation (the “Company”) entered into that certain Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”), providing for the offer and sale by the Company of 13,114,755 shares of its common stock, par value $.01 per share, at a price to the public of $15.25 per share (the “Shares”).  In addition, pursuant to the Underwriting Agreement, the Company granted to the Underwriters a 30-day option to purchase up to an additional 1,967,213 Shares, which the underwriters exercised in full on March 10, 2011.  The closing of the sale of the 15,081,968 shares occurred on March 15, 2011.

Pursuant to the Underwriting Agreement, the Company agreed to a 90-day “lock-up” period, and its directors and certain of its executive officers entered into agreements in substantially the form included in the Underwriting Agreement pursuant to which they agreed to a 90-day “lock-up” period, with respect to the sales of specified securities, subject to certain exceptions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The terms of the offering are described in the Company’s Prospectus dated December 11, 2008, constituting a part of the Company’s effective shelf registration statement on Form S-3, Registration No. 333-156068, as supplemented by a Prospectus Supplement dated March 9, 2011.  A copy of the Company’s press release announcing the exercise of the overallotment option and closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

1.1

Underwriting Agreement dated March 9, 2011 by and among TCF Financial Corporation and J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto.

	5.1	Opinion of Kaplan, Strangis and Kaplan, P.A.

	99.1	Press Release of TCF Financial Corporation dated March 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper,
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President,
Controller and Assistant Treasurer
(Principal Accounting Officer)

Dated:    March 15, 2011

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